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                                                                   Exhibit 99.25

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

               ---------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-1
               ---------------------------------------------------

                    Monthly Period:                  9/1/01 to
                                                     9/30/01
                    Distribution Date:               10/19/01
                    Transfer Date:                   10/18/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A                    $2.94479
                                            Class B                    $3.15313
                                            Excess Collateral Amount   $5.35000

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $2.94479
                                            Class B                    $3.15313
                                            Excess Collateral Amount   $5.35000

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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1999-1
   Page 2


      3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
         $1,000 original certificate principal amount
                                    Class A                      $       0.00000
                                    Class B                      $       0.00000
                                    Excess Collateral Amount     $       0.00000

 B.   Information Regarding the Performance of the Trust.
      ---------------------------------------------------

      1. Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A                      $135,910,845.56
                                    Class B                      $ 12,283,422.56
                                    Excess Collateral Amount     $ 15,567,394.99
                                                                 ---------------
                                    Total                        $163,761,663.11


      2. Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                    Class A                      $ 14,158,966.07
                                    Class B                      $  1,279,634.13
                                    Excess Collateral Amount     $  1,621,736.58
                                                                 ---------------
                                    Total                        $ 17,060,336.78

         (b1) Principal Funding Investment Proceeds (to Class A) $          0.00
         (b2) Withdrawals from Reserve Account (to Class A)      $          0.00
                                                                 ---------------
              Class A Available Funds                            $ 14,158,966.07

         (c1) Principal Funding Investment Proceeds (to Class B) $          0.00
         (c2) Withdrawals from Reserve Account (to Class B)      $          0.00
              Class B Available Funds                            $  1,279,634.13

         (d1) Principal Funding Investment Proceeds (to CIA)     $          0.00
         (d2) Withdrawals from Reserve Account (to CIA)          $          0.00
              CIA Available Funds                                $  1,621,736.58

         (e1) Total Principal Funding Investment Proceeds        $          0.00
         (e2) Investment Earnings on deposits to Reserve Account $          0.00

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-1
  Page 3



     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a) The aggregate amount of Principal Receivables in the Trust as of 09/30/01
                                                            $ 32,242,194,027.86

        (b) Invested Amount as of 09/30/01
            (Adjusted Class A Invested Amount
            during Accumulation Period)
                                 Class A                    $  1,000,000,000.00
                                 Class B                    $     90,361,000.00
                                 Excess Collateral Amount   $    114,458,000.00
                                                            -------------------
                                 Total                      $  1,204,819,000.00

        (c) The Floating Allocation Percentage:
                                 Class A                                  3.030%
                                 Class B                                  0.274%
                                 Excess Collateral Amount                 0.347%
                                                            -------------------
                                 Total                                    3.651%

        (d) During the Accumulation Period: The Invested
            Amount as of ______ (the last day of the
            Revolving Period)
                                 Class A                    $              0.00
                                 Class B                    $              0.00
                                 Excess Collateral Amount   $              0.00
                                                            -------------------
                                 Total                      $              0.00

        (e) The Fixed/Floating Allocation Percentage:
                                 Class A                                  3.030%
                                 Class B                                  0.274%
                                 Excess Collateral Amount                 0.347%
                                                            -------------------
                                 Total                                    3.651%

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-1
  Page 4


     4. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period


        (a) 30 - 59 days                                       $  491,646,307.21
        (b) 60 - 89 days                                       $  334,719,237.44
        (c) 90 - 119 days                                      $  238,341,329.95
        (d) 120 - 149 days                                     $  188,324,719.77
        (e) 150 - 179 days                                     $  164,094,754.09
        (f) 180 or more days                                   $            0.00
                                     Total                     $1,417,126,348.46

     5. Monthly Investor Default Amount.
        --------------------------------

        (a) The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during
            the Monthly Period allocable to the Invested
            Amount (the aggregate "Investor Default Amount")
                                     Class A                    $   5,102,850.41
                                     Class B                    $     461,270.20
                                     Excess Collateral Amount   $     584,647.58
                                                                ----------------
                                     Total                      $   6,148,768.19


     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the Excess Collateral Amount
                                     Class A                    $           0.00
                                     Class B                    $           0.00
                                     Excess Collateral Amount   $           0.00
                                                                ----------------
                                     Total                      $           0.00

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-1
  Page 5

        (b) The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess
            Collateral Amount

                               Class A                           $          0.00
                               Class B                           $          0.00
                               Excess Collateral Amount          $          0.00
                                                                 ---------------
                               Total                             $          0.00


     7. Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                               Class A                           $  1,250,000.00
                               Class B                           $    112,951.25
                               Excess Collateral Amount          $    143,072.50
                                                                 ---------------
                               Total                             $  1,506,023.75


     8. Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
            Investor Charge-Offs
            for the prior month.

                               Class B                           $          0.00
                               Excess Collateral Amount          $          0.00
                                                                 ---------------
                               Total                             $          0.00

     9. Excess Collateral Amount
        ------------------------
        (a) The amount of the Excess Collateral Amount as of the
            close of business on the related Distribution Date
            after giving effect to withdrawals, deposits and
            payments to be made in respect of the preceding
            month                                                $114,458,000.00



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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1999-1
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      10. The Portfolio Yield
          -------------------
            The Portfolio Yield for the related Monthly Period            10.87%

      11. The Base Rate
          -------------
            The Base Rate for the related Monthly Period                   5.83%



  C   Information Regarding the Principal Funding Account
      ---------------------------------------------------

        1.  Accumulation Period

        (a) Accumulation Period Commencement Date                    01/01/2004

        (b) Accumulation Period Length (months)                               1

        (c) Accumulation Period Factor                                     9.44

        (d) Required Accumulation Factor Number                               8

        (e) Controlled Accumulation Amount                   $ 1,204,819,000.00

        (f) Minimum Payment Rate (last 12 months)                         12.86%

        2.  Principal Funding Account
            -------------------------

            Beginning Balance                                $             0.00
              Plus: Principal Collections for related Monthly
                    Period from Principal Account                          0.00

              Plus: Interest on Principal Funding Account
                    Balance for related Monthly Period                     0.00

              Less: Withdrawals to Finance Charge Account                  0.00
              Less: Withdrawals to Distribution Account                    0.00
                                                             ------------------
           Ending Balance                                                  0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1999-1
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            3. Accumulation Shortfall
               ----------------------

                    The Controlled Deposit Amount for the previous
                    Monthly Period                                     $   0.00

               Less:The amount deposited into the Principal Funding
                    Account for the Previous Monthly Period            $   0.00

                    Accumulation Shortfall                             $   0.00
                                                                       --------
                    Aggregate Accumulation Shortfalls                  $   0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                    Covered Amount                                     $   0.00

               Less:Principal Funding Investment Proceeds              $   0.00
                                                                       --------
                    Principal Funding Investment Shortfall             $   0.00
                                                                       --------

      D. Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage           0.00000%

               (b) Required Reserve Account Amount ($)                 $   0.00
                   .5% of Invested Amount or other amount
                   designated by Transferor)

               (c) Required Reserve Account Balance after effect of
                   any transfers on the Related Transfer Date          $   0.00

               (d) Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date         $   0.00

            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date     $   0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer   $   0.00
               Date (1 (d) plus 2 above)

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related Monthly
               Period                                                      5.78%

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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page




                                             First USA Bank, National Assocation
                                             as Servicer


                                             By: /S/ Tracie Klein
                                                 -------------------------------
                                                 Tracie Klein
                                                 First Vice President